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                                 Exhibit 10.14

                            AMENDMENT 2000-3 TO THE
                     PACIFIC CENTURY FINACIAL CORPORATION
                           STOCK OPTION PLAN OF 1994


          In accordance with Article 13 of the Pacific Century Financial Corporation Stock Option Plan of 1994 (hereinafter "Plan"), the Plan is hereby amended by this Amendment No. 2000-3, effective as of the date of adoption by the Board of Directors, in the following respect:

          Section 6.10 of the Plan shall be amended by removing the second sentence in Section 6.10 and inserting the following provisions in lieu thereof:

          If the employment of a Participant is terminated by the Company for any reason other than the reasons set forth in Section 6.8 or 6.9, all Options held by the Participant which are vested as of the effective date of such employment termination shall be exercisable only within the period beginning on such date and ending three months after such date, and such Options shall be forfeited immediately following the end of such period. However, notwithstanding the preceding sentence, a vested Option which is an NQSO may be exercisable following such employment termination for a period longer than the otherwise applicable three-month period in accordance with the terms and conditions of the NQSO as may be established by the Committee.

          To record the adoption of this amendment, Pacific Century Financial Corporation has executed this document this 8th day of December, 2000.

                                PACIFIC CENTURY FINANCIAL
                                CORPORATION

                                By   /s/ RICHARD J. DAHL
                                   --------------------------
                                   Its  Richard J. Dahl
                                   President & Chief Operating Officer

                                By   /s/ NEAL C. HOCKLANDER
                                   --------------------------
                                   Its  Neal C. Hocklander
                                   Executive Vice President